Nationwide DestinationSM [B] 2.0
Individual Flexible Premium Deferred Variable Annuity Contracts
Issued by
Nationwide Life Insurance Company
through its
Nationwide Variable Account-II
Summary Prospectus for New Investors
___________________, 2021
This Summary Prospectus summarizes key features of the contract.
Before you invest, you should also review the prospectus for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at [__________]. You can also obtain this information at no cost by calling 1-800-848-6331 or by sending an email request to [________@nationwide.com].
This prospectus utilizes Rate Sheet Supplements to disclose current rates for certain optional benefits available under the contract. The most current Rate Sheet Supplement must be used in conjunction with the prospectus.
Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their contract and decide if they want to keep it or cancel it. This right is referred to as a "free look" right. The length of this time period depends on state law and may vary depending on whether the purchase is a replacement of another annuity contract. For ease of administration, Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the contract issue date.
If the Contract Owner elects to cancel the contract pursuant to the free look provision, where required by law, Nationwide will return the greater of the Contract Value or the amount of purchase payment(s) applied during the free look period, less any Purchase Payment Credits, withdrawals from the contract, and applicable federal and state income tax withholding. Otherwise, Nationwide will return the Contract Value, less any Purchase Payment Credits, withdrawals from the contract, and applicable federal and state income tax withholding.
You should review the prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Glossary of Special Terms
Accumulation Unit – An accounting unit of measure used to calculate the Contract Value allocated to the Variable Account before the Annuitization Date.
Annuitant – The person(s) whose length of life determines how long annuity payments are paid.
Annuitization Date – The date on which annuity payments begin.
Charitable Remainder Trust – A trust meeting the requirements of Section 664 of the Internal Revenue Code.
Co-Annuitant – The person designated by the Contract Owner to receive the benefit associated with the Spousal Protection Feature.
Contract Anniversary – Each recurring one-year anniversary of the date the contract was issued.
Contract Owner(s) – The person(s) who owns all rights under the contract.
Contract Value – The value of all Accumulation Units in a contract plus any amount held in the Fixed Account.
Contract Year – Each year the contract is in force beginning with the date the contract is issued.
Current Income Benefit Base – For purposes of the Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, or Nationwide Lifetime Income Rider Plus Max, it is equal to the Original Income Benefit Base adjusted throughout the life of the contract to account for subsequent purchase payments, excess withdrawals, early withdrawals (if applicable), reset opportunities, and if elected, the Non-Lifetime Withdrawal. This amount is multiplied by the Lifetime Withdrawal Percentage to arrive at the Lifetime Withdrawal Amount.
Daily Net Assets – A figure that is calculated at the end of each Valuation Date and represents the sum of all the Contract Owners' interests in the Sub-Accounts after the deduction of underlying mutual fund expenses.
Fixed Account – An investment option that is funded by Nationwide's General Account. Amounts allocated to the Fixed Account will receive periodic interest subject to a guaranteed minimum crediting rate.
General Account – All assets of Nationwide other than those of the Variable Account or in other separate accounts of Nationwide.
Individual Retirement Annuity or IRA – An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code, but does not include Roth IRAs or Simple IRAs.
Interest Anniversary Rate – The compound interest rate used in the calculation of the interest anniversary value for the Combination Enhanced Death Benefit III Option.
Investment-Only Contract – A contract purchased by a qualified pension, profit-sharing, or stock bonus plan as defined by Section 401(a) of the Internal Revenue Code.
Lifetime Withdrawal – For purposes of the Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, or Nationwide Lifetime Income Rider Plus Max, it is a withdrawal of all or a portion of the Lifetime Withdrawal Amount.
Lifetime Withdrawal Amount – For purposes of the Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, and Nationwide Lifetime Income Rider Plus Max, the maximum amount that can be withdrawn during a calendar year without reducing the Current Income Benefit Base. It is calculated annually, on each January 1, by multiplying the Current Income Benefit Base by the applicable Lifetime Withdrawal Percentage.
Lifetime Withdrawal Percentage – An age-based percentage used to determine the Lifetime Withdrawal Amount under the Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, or Nationwide Lifetime Income Rider Plus Max. The applicable percentage is multiplied by the Current Income Benefit Base to arrive at the Lifetime Withdrawal Amount for any given year. The Rate Sheet Supplement discloses the Lifetime Withdrawal Percentages that are currently available for new contracts.
Nationwide – Nationwide Life Insurance Company.

Net Asset Value – The value of one share of an underlying mutual fund at the close of regular trading on the New York Stock Exchange.
Non-Lifetime Withdrawal – For purposes of the Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, or Nationwide Lifetime Income Rider Plus Max, a one-time only election to take a withdrawal from the contract that will not initiate the benefit under the option.
Non-Qualified Contract – A contract which does not qualify for favorable tax treatment as a Qualified Plan, IRA, Roth IRA, SEP IRA, Simple IRA, or Tax Sheltered Annuity.
Original Income Benefit Base – For purposes of the Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, or Nationwide Lifetime Income Rider Plus Max, the initial benefit base calculated on the date the option is elected, which is equal to the Contract Value.
Purchase Payment Credits or PPCs – Additional credits that Nationwide will apply to a contract when cumulative purchase payments reach certain aggregate levels.
Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401 of the Internal Revenue Code, including Investment-Only Contracts. In this prospectus, all provisions applicable to Qualified Plans also apply to Investment-Only Contracts unless specifically stated otherwise.
Rate Sheet Supplement – Supplements to the prospectus that we file periodically with the SEC to provide for and modify certain rates that are associated with various optional benefits available under the contract. The Rate Sheet Supplements disclose the Roll-up Interest Rates, Roll-up Crediting Periods, Lifetime Withdrawal Percentages, and Interest Anniversary Rate that are currently available for new contracts.
Roll-up Crediting Period – For purposes of the Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, and Nationwide Lifetime Income Rider Plus Max, beginning with the date the contract is issued, the Roll-up Crediting Period is the maximum period of time that the Roll-up Interest Rate will apply for. The Rate Sheet Supplement discloses the Roll-up Crediting Periods that are currently available for new contracts.
Roll-up Interest Rate – For purposes of the Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, and Nationwide Lifetime Income Rider Plus Max, the simple interest rate used to determine the roll-up in the calculation of the Current Income Benefit Base. The Rate Sheet Supplement discloses the Rollup Interest Rates that are currently available for new contracts.
Roth IRA – An annuity contract that qualifies for favorable tax treatment under Section 408A of the Internal Revenue Code.
SEC – Securities and Exchange Commission.
SEP IRA – An annuity contract which qualifies for favorable tax treatment under Section 408(k) of the Internal Revenue Code.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the contract. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is Nationwide's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide's operations processing facility. Information on how to contact the Service Center is in the Contacting the Service Center provision.
Simple IRA – An annuity contract which qualifies for favorable tax treatment under Section 408(p) of the Internal Revenue Code.
Sub-Accounts – Divisions of the Variable Account, each of which invests in a single underlying mutual fund.
Tax Sheltered Annuity – An annuity that qualifies for favorable tax treatment under Section 403(b) of the Internal Revenue Code.
Valuation Date – Each day the New York Stock Exchange is open for business or any other day during which there is a sufficient degree of trading such that the current Net Asset Value of the underlying mutual fund shares might be materially affected. Values of the Variable Account are determined as of the close of regular trading on the New York Stock Exchange, which generally closes at 4:00 p.m. EST.

Valuation Period – The period of time commencing at the close of a Valuation Date and ending at the close of regular trading on the New York Stock Exchange for the next succeeding Valuation Date.
Variable Account – Nationwide Variable Account-II, a separate account that Nationwide established to hold Contract Owner assets allocated to variable investment options. The Variable Account is divided into Sub-Accounts, each of which invests in a separate underlying mutual fund.

Important Information You Should Consider About the Contract
FEES AND EXPENSES
Charges for Early Withdrawals	If the Contract Owner withdraws money from the contract within 7 years following his/her last purchase payment, a Contingent Deferred Sales Charge (or "CDSC") may apply (see Contingent Deferred Sales Charge). The CDSC is used to recoup sales and other expenses associated with the contract that Nationwide incurs during early years of the contract. The CDSC will not exceed 7% of the amount of purchase payments withdrawn, declining to 0% over 7 years.

For example, for a contract with a $100,000 investment, a withdrawal taken during the CDSC period could result in a CDSC of up to $7,000.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options chosen. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract	1.30% [1]	1.33% [1]
	Investment options (underlying mutual fund fees and expenses)	0.41% [2]	4.00% [2]
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.20% [3]	1.30% [3]
[1] As a percentage of Variable Account value.
[2] As a percentage of underlying mutual fund assets.
[3] As a percentage of Variable Account value or Current Income Benefit Base, depending on the optional benefit(s) elected.
Because each contract is customizable, the options elected affect how much each Contract Owner will pay. To help understand the cost of owning the contract, the following table shows the lowest and highest cost a Contract Owner could pay each year, based on current charges. This estimate assumes that no withdrawals are taken from the contract, which could add a CDSC that substantially increases costs.
	Lowest Annual Cost Estimate: $1,584.24	Highest Annual Cost Estimate: $5,987.43
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive underlying mutual fund fees and expenses
• No optional benefits
• No CDSC
• No additional purchase payments, transfers or withdrawals	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of optional benefits and underlying mutual fund fees and expenses
• No CDSC
• No additional purchase payments, transfers or withdrawals

RISKS
Risk of Loss	Contract Owners of variable annuities can lose money by investing in the contract, including loss of principal (see Principal Risks).
Not a Short-Term Investment	The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash (see Principal Risks).

A CDSC may apply for up to 7 years following the last purchase payment and could reduce the value of the contract if purchase payments are withdrawn during that time (see Contingent Deferred Sales Charge). The benefits of tax deferral and living benefit protections also mean that the contract is more beneficial to investors with a long time horizon (see Principal Risks).

RISKS
Risks Associated with Investment Options	• Investment in this contract is subject to the risk of poor investment performance of
•  the investment options chosen by the Contract Owner.
• Each investment option (including the Fixed Account) has its own unique risks.
• Review the prospectuses and disclosures for the investment options before making an investment decision.
See Principal Risks.
Insurance Company Risks	Investment in the contract is subject to the risks associated with Nationwide, including that any obligations (including interest payable for allocations to the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting Nationwide at the address and/or toll-free number indicated in Contacting the Service Center (see Principal Risks).
RESTRICTIONS
Investments	• Nationwide reserves the right to add, remove, and substitute investment options available under the contract (see Investing in the Contract).
• Allocations to the Fixed Account may not be transferred to another investment option except at the end of a Fixed Account interest rate guarantee period (see The Fixed Account).
Optional Benefits	• Certain optional benefits limit or restrict the investment options available for investment.
• Nationwide reserves the right to discontinue offering any optional benefit. Such a discontinuance will only apply to new contracts and will not impact any contracts already in force.
• For certain optional benefits, Nationwide reserves the right to refuse or limit subsequent purchase payments.
• For certain optional benefits, a Contract Owner’s ability to continue to receive certain benefits is contingent on a Contract Owner’s agreement to new terms and conditions.
• For certain optional benefits, while withdrawals are not restricted, the impact of certain withdrawals could have a negative impact on the amount of the benefit ultimately available.
• For certain optional benefits, certain withdrawals could negatively impact the amount of the benefit by an amount greater than the amount withdrawn and/or could terminate the optional benefit.
See Benefits Under the Contract.
TAXES
Tax Implications	• Consult with a tax professional to determine the tax implications of an investment in and payments received under this contract.
• If the contract is purchased through a tax-qualified plan or IRA, there is no additional tax deferral.
• Earnings in the contract are taxed at ordinary income tax rates at the time of withdrawals and there may be a tax penalty if withdrawals are taken before the Contract Owner reaches age 59½.
See Appendix C: Contract Types and Tax Information.
CONFLICTS OF INTEREST
Investment Professional Compensation	Some financial professionals receive compensation for selling the contract. Compensation can take the form of commission and other indirect compensation in that Nationwide may share the revenue it earns on this contract with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this contract over another investment (see The Contract in General).
Exchanges	Some financial professionals may have a financial incentive to offer an investor a new contract in place of the one he/she already owns. An investor should only exchange his/her contract after determining, after comparing the features, fees, and risks of both contracts, that it is preferable for him/her to purchase the new contract, rather than to continue to own the existing one (see The Contract in General).

Overview of the Contract
Purpose of the Contract
The contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement. It provides the Contract Owner with a stream of periodic income payments upon the Contract Owner’s retirement. During the years leading up to those income payments, the Contract Owner manages his/her assets in the contract according to their specific goals and risk preferences by directing the allocation and reallocation among a variety of investment options. Contract growth is tax-deferred, meaning that gains in the contract are not taxable until withdrawn from the contract. Finally, in the event that the Annuitant dies before beginning lifetime income payments, the contract offers a death benefit.
Prospective purchasers should consult with a financial professional to determine whether this contract is appropriate for them, taking into consideration their particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this contract is intended as a long-term investment to provide benefits to a single individual and his/her beneficiaries. It is not intended as a short-term investment. Nationwide has designed the contract to offer features, pricing, and investment options that encourage long-term ownership. The contract is not intended to be used by institutional investors, in connection with other Nationwide contracts that have the same Annuitant, or in connection with other Nationwide contracts that have different Annuitants but the same Contract Owner. It is not intended to be sold to a terminally ill Contract Owner or Annuitant.
Phases of the Contract
The contract exists in two separate phases: accumulation (savings) and annuitization (income). During the accumulation phase, the contract offers a variety of investment options to which the Contract Owner can allocate and reallocate his/her Contract Value. The investment options available under the contract consist of Subaccounts that invest in underlying mutual funds, which offer a variable rate of return, and a Fixed Account, which offers a fixed rate of return. Additional information about the underlying mutual funds is available in Appendix A: Underlying Mutual Funds Available Under the Contract.
During the annuitization phase, Nationwide makes periodic income payments to the Annuitant. At the time of annuitization, the Annuitant elects the duration of the annuity payments – either for a fixed period of time or for the duration of the Annuitant’s (and possibly the Annuitant’s spouse’s) life. The Annuitant also elects whether the annuity payments will be fixed or variable. If the Annuitant elects variable annuity payments, the Annuitant controls the allocation/reallocation of annuitized assets among the available Subaccounts. After annuitization begins, the only value associated with the contract is the stream of annuity payments; unless otherwise specified in the annuity option, the Annuitant cannot withdraw value from the contract over and above the annuity payments. Additionally, once annuitization has begun, there is no death benefit, which means that upon the death of the Annuitant (and the Annuitant’s spouse if a joint annuity option was elected), all payments stop and the contract terminates, unless the particular annuitization option provides otherwise.
Contract Features
Investment Options. Contract Owners can allocate Contract Value to Sub-Accounts that invest in underlying mutual funds, and/or the Fixed Account. Contract Owners can reallocate those assets at their discretion, subject to certain restrictions.
Deposits to the Contract. Contract Owners can apply additional purchase payments to the contract until the Annuitization Date, subject to certain restrictions.
Withdrawals from the Contract. Contract Owners can withdraw some or all of their Contract Value at any time prior to annuitization, subject to certain restrictions. A CDSC may apply. After annuitization, withdrawals other than annuity payments are not permitted.
Purchase Payment Credits. The contract offers Purchase Payment Credits, which are additional credits that Nationwide will apply to a contract when cumulative purchase payments reach certain aggregate levels.
Death Benefit. During the accumulation phase, the contract contains a standard death benefit (the greater of (i) Contract Value or (ii) net purchase payments) at no additional charge.
Death Benefit Options. Several death benefit options are available for an additional charge, which may provide a greater death benefit than the standard death benefit. Those options are:
•	One-Year Enhanced Death Benefit Option

•	One-Month Enhanced Death Benefit Option
•	Combination Enhanced Death Benefit III Option
Spousal Protection Feature. The standard death benefit and all of the death benefit options contain the Spousal Protection Feature, which allows a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse, subject to certain conditions.
Beneficiary Protector Option. The contract offers a Beneficiary Protector II Option for an additional charge, which may be advantageous if the Contract Owner anticipates the assessment of taxes in connection with payment of the death benefit proceeds.
Terminal Illness Surrender Benefit. The contract offers an Enhanced Surrender Value for Terminal Illness feature at no additional charge. Under this feature, if after the first Contract Anniversary, the Contract Owner/Annuitant (or Co-Annuitant, if applicable) is terminally ill and the Contract Owner fully surrenders the Contract, Nationwide will pay the Contract Value plus any additional amount necessary to equal the standard death benefit or, if elected, an optional death benefit, subject to certain conditions.
Lifetime Income Options. Several living benefit options are available for an additional charge, which provide a guaranteed lifetime income stream for the Contract Owner and, if elected, the Contract Owner’s spouse. Those options are:
•	Nationwide Lifetime Income Rider Plus Core
•	Joint Option for the Nationwide Lifetime Income Rider Plus Core
•	Nationwide Lifetime Income Rider Plus Accelerated
•	Joint Option for the Nationwide Lifetime Income Rider Plus Accelerated
•	Nationwide Lifetime Income Rider Plus Max
•	Joint Option for the Nationwide Lifetime Income Rider Plus Max
Annuity Payments. On the Annuitization Date, Nationwide will make annuity payments based on the annuity payment option chosen prior to annuitization.
Tax Deferral. How distributions from an annuity are taxed depends on the type of contract issued, but generally, distributions from an annuity contract, including the payment of death benefits, are taxable to the extent the cash value exceeds the investment in the contract (see Appendix C: Contract Types and Tax Information).
Cancellation of the Contract. Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their contract and decide if they want to keep it or cancel it. Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the contract issue date (see Right to Examine and Cancel and Contacting the Service Center).
Contract Owners Services. The contract offers several services at no additional charge to assist Contract Owners in managing their contract, including:
•	Asset Rebalancing
•	Dollar Cost Averaging
•	Enhanced Fixed Account Dollar Cost Averaging
•	Dollar Cost Averaging for Living Benefits
•	Fixed Account Interest Out Dollar Cost Averaging
•	Systematic Withdrawals
•	Custom Choice Asset Rebalancing Service
•	Static Asset Allocation Model

Benefits Under the Contract
The following tables summarize information about the benefits under the contract. The Standard Benefits table indicates the benefits that are available under the contract and for which there is no additional charge. The Optional Benefits table indicates the benefits that are (or were) available under the contract that are optional – they must be affirmatively elected by the applicant and may have an additional charge.
Standard Benefits Table
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Purchase Payment Credits	Additional credits on aggregate purchase payment amounts	None	• Requires notification to Nationwide of assets outside the contract • Subject to recapture in certain circumstances
Standard Death Benefit	Death benefit upon death of Annuitant prior to Annuitization	None	• Certain ownership changes and assignments could reduce the death benefit
• Nationwide may limit purchase payments to $1,000,000
• Death benefit calculation is adjusted if purchase payments exceed $3,000,000

Spousal Protection Feature	Second death benefit	None	• Not applicable to Charitable Remainder Trusts
• One or both spouses (or a revocable trust of which either or both of the spouses is/are grantor(s)) must be named as the Contract Owner
• For contracts issued as an IRA or Roth IRA, only the person for whom the IRA or Roth IRA was established may be named as the Contract Owner
• Only available to Contract Owner’s spouse
• Spouses must be Co-Annuitants
• Both spouses must be 85 or younger at contract issuance
• Spouses must be named as beneficiaries
• No other person may be named as Contract Owner, Annuitant, or primary beneficiary
• If the Contract Owner requests to add a Co-Annuitant after contract issuance, the date of marriage must be after the contract issue date and Nationwide will require the Contract Owner to provide a copy of the marriage certificate
• Benefit is forfeited if certain changes to the parties or assignments are made

Enhanced Surrender Value for Terminal Illness	Early payment of death benefit (applicable to both standard and optional death benefits)	None	• Benefit is available after the first Contract Anniversary
• Annuitant (or co-annuitant) must be terminally ill
• Requires full surrender of the contract
• Restrictions exist on the parties named to the contract
Asset Rebalancing (see Contract Owner Services)	Automatic reallocation of assets on a predetermined percentage basis	None	• Assets in the Fixed Account are excluded from the program
Dollar Cost Averaging (see Contract Owner Services)	Long-term transfer program involving automatic transfer of assets	None	• Transfers are only permitted from the Fixed Account and a limited number of Sub-Accounts
• Transfers may not be directed to the Fixed Account
• Transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value at the time the program is requested

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Enhanced Fixed Account Dollar Cost Averaging (see Contract Owner Services)	Long-term transfer program involving automatic transfer of Fixed Account allocations with higher interest crediting rate	None	• Transfers are only permitted from the Fixed Account • Only new purchase payments to the contract are eligible for the program • Transfers may not be directed to the Fixed Account
Dollar Cost Averaging for Living Benefits (see Contract Owner Services)	Long-term transfer program involving automatic transfer of assets	None	• Only available for contracts that elect a living benefit
• Transfers are only permitted from the Fixed Account
• Only new purchase payments to the contract are eligible for the program
• Only those investment options available with the elected living benefit are eligible for the program
• Once elected, no transfers among or between Sub-Accounts are permitted until the program is completed or terminated
Fixed Account Interest Out Dollar Cost Averaging (see Contract Owner Services)	Automatic transfer of interest earned on Fixed Account allocations	None	• Transfers may not be directed to the Fixed Account
Systematic Withdrawals (see Contract Owner Services)	Automatic withdrawals of Contract Value on a periodic basis	None	• Withdrawals must be at least $100 each
Custom Choice Asset Rebalancing Service (see Contract Owner Services)	Customizable asset allocation tool with automatic reallocation on a periodic basis	None	• Only available for contracts that elect Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, or Nationwide Lifetime Income Rider Plus Max
• During the program, cannot participate in other asset allocation or asset rebalancing programs
• Allocation limitations exist based on asset class
Static Asset Allocation Model (see Contract Owner Services)	Preset asset allocation models with periodic rebalancing	None	• Only available for contracts that elect a living benefit • Availability may be restricted based on the living benefit elected • The entire Contract Value must be allocated to the elected model
Optional Benefits Table
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
Death Benefit Options

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
• One-Year Enhanced Death Benefit Option	Enhanced death benefit	0.20% (Daily Net Assets)	0.20% (Daily Net Assets)	• Annuitant must be 80 or younger at application
• May not be elected if another death benefit option is elected
• Must be elected at application
• Election is irrevocable
• Certain ownership changes and assignments could reduce the death benefit
• Nationwide may limit purchase payments to $1,000,000
• Death benefit calculation is adjusted if purchase payments exceed $3,000,000
• One-Month Enhanced Death Benefit Option	Enhanced death benefit	0.35% (Daily Net Assets)	0.35% (Daily Net Assets)	• Annuitant must be 75 or younger at application
• May not be elected if another death benefit option is elected
• Must be elected at application
• Election is irrevocable
• Certain ownership changes and assignments could reduce the death benefit
• Nationwide may limit purchase payments to $1,000,000
• Death benefit calculation is adjusted if purchase payments exceed $3,000,000
• Combination Enhanced Death Benefit III Option	Enhanced death benefit	0.65% (Daily Net Assets)	0.65% (Daily Net Assets)	• Annuitant must be 70 or younger at application
• May not be elected if another death benefit option is elected
• Must be elected at application
• Election is irrevocable
• Certain ownership changes and assignments could reduce the death benefit
• Nationwide may limit purchase payments to $1,000,000
• Death benefit calculation is adjusted if purchase payments exceed $3,000,000
Beneficiary II Option	Payment of an amount that could be used to pay taxes assessed on death benefit proceeds	0.35% (Daily Net Assets and Fixed Account interest credited)	0.35% (Daily Net Assets and Fixed Account interest credited)	• Must be elected at application • Election is irrevocable • Annuitant must be 75 or younger at application
Lifetime Income Options

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
• Nationwide Lifetime Income Rider Plus Core	Guaranteed lifetime income stream	1.50% (Current Income Benefit Base)	1.30% (Current Income Benefit Base)	• May not be elected if another Lifetime Income Option is elected
• Must be elected at application
• Election is irrevocable
• Not available for beneficially owned contracts
• Investment limitations
• Current charge could change
• Nationwide may limit subsequent purchase payments
• Certain ownership changes and assignments could terminate the benefit
• Determining life must be between 45 and 85 at application
• Determining life cannot be changed
• Restrictions exist on the parties named to the contract
• Nationwide Lifetime Income Rider Plus Accelerated	Guaranteed lifetime income stream	1.50% (Current Income Benefit Base)	1.30% (Current Income Benefit Base)	• May not be elected if another Lifetime Income Option is elected
• Must be elected at application
• Election is irrevocable
• Not available for beneficially owned contracts
• Investment limitations
• Current charge could change
• Nationwide may limit subsequent purchase payments
• Certain ownership changes and assignments could terminate the benefit
• Determining life must be between 45 and 85 at application
• Determining life cannot be changed
• Restrictions exist on the parties named to the contract
• Nationwide Lifetime Income Rider Plus Max	Guaranteed lifetime income stream	1.50% (Current Income Benefit Base)	1.30% (Current Income Benefit Base)	• May not be elected if another Lifetime Income Option is elected
• Must be elected at application
• Election is irrevocable
• Not available for beneficially owned contracts
• Investment limitations
• Current charge could change
• Nationwide may limit subsequent purchase payments
• Certain ownership changes and assignments could terminate the benefit
• Determining life must be between 45 and 85 at application
• Determining life cannot be changed
• Restrictions exist on the parties named to the contract
Spousal Lifetime Income Extensions

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
• Joint Option for the Nationwide Lifetime Income Rider Plus Core	Extension of guaranteed lifetime income stream for spouse	0.40% (Current Income Benefit Base)	0.30% (Current Income Benefit Base)	• Only available if the Nationwide Lifetime Income Rider Plus Core option is elected
• Must be elected at application
• Limitations on revocability
• Not available for beneficially owned contracts
• Not available for Charitable Remainder Trusts
• Only available to Contract Owner’s spouse
• Both spouses must be between 45 and 85 at application
• Restrictions exist on the parties named to the contract
• Joint Option for the Nationwide Lifetime Income Rider Plus Accelerated	Extension of guaranteed lifetime income stream for spouse	0.40% (Current Income Benefit Base)	0.30% (Current Income Benefit Base)	• Only available if the Nationwide Lifetime Income Rider Plus Accelerated option is elected
• Must be elected at application
• Limitations on revocability
• Not available for beneficially owned contracts
• Not available for Charitable Remainder Trusts
• Only available to Contract Owner’s spouse
• Both spouses must be between 45 and 85 at application
• Restrictions exist on the parties named to the contract
• Joint Option for the Nationwide Lifetime Income Rider Plus Max	Extension of guaranteed lifetime income stream for spouse	0.40% (Current Income Benefit Base)	0.30% (Current Income Benefit Base)	• Only available if the Nationwide Lifetime Income Rider Plus Max option is elected
• Must be elected at application
• Limitations on revocability
• Not available for beneficially owned contracts
• Not available for Charitable Remainder Trusts
• Only available to Contract Owner’s spouse
• Both spouses must be between 45 and 85 at application
• Restrictions exist on the parties named to the contract
Buying the Contract
Minimum Initial and Subsequent Purchase Payments
All purchase payments must be paid in the currency of the United States of America. The minimum initial purchase payment is $10,000. A Contract Owner will meet the minimum initial purchase payment requirement if purchase payments equal to the required minimum are made over the course of the first Contract Year. The minimum subsequent purchase payment is $1,000. However, for subsequent purchase payments sent via electronic deposit, the minimum subsequent purchase payment is $150.

Some states have different minimum initial and subsequent purchase payment amounts, and subsequent purchase payments may not be permitted in all states. Contact the Service Center for information on initial and subsequent purchase payment requirements in a particular state.
Some optional benefits may restrict the Contract Owner's ability to make subsequent purchase payments.
Credits applied to the contract cannot be used to meet the minimum purchase payment requirements.
Nationwide reserves the right to refuse any purchase payment that would result in the cumulative total for all contracts issued by Nationwide or its affiliates or subsidiaries on the life of any one Annuitant or owned by any one Contract Owner to exceed $1,000,000. Its decision as to whether or not to accept a purchase payment in excess of that amount will be based on one or more factors, including, but not limited to: age, spouse age (if applicable), Annuitant age, state of issue, total purchase payments, optional benefits elected, current market conditions, and current hedging costs. All such decisions will be based on internally established actuarial guidelines and will be applied in a non-discriminatory manner. In the event that Nationwide does not accept a purchase payment under these guidelines, the purchase payment will be immediately returned in its entirety in the same manner as it was received. If Nationwide accepts the purchase payment, it will be applied to the contract immediately and will receive the next calculated Accumulation Unit value. Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.
Nationwide prohibits subsequent purchase payments made after death of the Contract Owner(s), the Annuitant, or Co-Annuitant. If upon notification of death of the Contract Owner(s), the Annuitant, or Co-Annuitant, it is determined that death occurred prior to a subsequent purchase payment being made, Nationwide reserves the right to return the purchase payment.
Dollar Limit Restrictions
Certain features of the contract have additional purchase payment and/or Contract Value limitations associated with them:
Annuitization. Annuity payment options will be limited if the Contract Owner submits total purchase payments in excess of $2,000,000. Furthermore, if the amount to be annuitized is greater than $5,000,000, Nationwide may limit both the amount that can be annuitized on a single life and the annuity payment options (see Annuity Payment Options).
Death Benefit Calculations. Purchase payments in excess of $3,000,000 may result in a proportionally lower death benefit payment than purchase payments up to $3,000,000 (see Death Benefit Calculations).
Subsequent Purchase Payments. If the Contract Owner elects the Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, or Nationwide Lifetime Income Rider Plus Max, Nationwide reserves the right to refuse any subsequent purchase payments. Contract Owners should consider this reservation of right when making the initial purchase payment.
Application and Allocation of Purchase Payments
Initial Purchase Payments
Initial purchase payments will be priced at the Accumulation Unit value next determined no later than two business days after receipt of an order to purchase if the application and all necessary information are complete and are received at the Service Center before the close of regular trading on the New York Stock Exchange, which generally occurs at 4:00 p.m. EST. If the order is received after the close of regular trading on the New York Stock Exchange, the initial purchase payment will be priced within two business days after the next Valuation Date.
If an incomplete application is not completed within five business days after receipt at the Service Center, the prospective purchaser will be informed of the reason for the delay. The purchase payment will be returned unless the prospective purchaser specifically consents to allow Nationwide to hold the purchase payment until the application is completed.
Subsequent Purchase Payments
Any subsequent purchase payment received at the Service Center (along with all necessary information) before the close of regular trading on the New York Stock Exchange on any Valuation Date will be priced at the Accumulation Unit value next determined after receipt of the purchase payment. If a subsequent purchase payment is received at the Service Center (along with all necessary information) after the close of regular trading on the New York Stock Exchange, it will be priced at the Accumulation Unit value determined on the following Valuation Date.

Making Withdrawals: Accessing the Money in Your Contract
Surrender/Withdrawal Prior to Annuitization
Prior to annuitization and before the Annuitant's death, Contract Owners may generally withdraw some or all of their Contract Value. Withdrawals from the contract may be subject to federal income tax and/or a tax penalty (see Appendix C: Contract Types and Tax Information). Withdrawal requests may be submitted in writing or by telephone to the Service Center and Nationwide may require additional information. Requests submitted by telephone will be subject to dollar amount limitations and may be subject to payment and other restrictions to prevent fraud. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms for withdrawals. Nationwide reserves the right to remove the ability to submit requests by telephone upon written notice. Contact the Service Center for current limitations and restrictions. When taking a full surrender, Nationwide may require that the contract accompany the request. Nationwide may require a signature guarantee.
Surrender and withdrawal requests will receive the Accumulation Unit value next determined at the end of the current Valuation Period if the request and all necessary information is received at the Service Center before the close of regular trading on the New York Stock Exchange (generally, 4:00 pm EST). If the request and all necessary information is received after the close of regular trading on the New York Stock Exchange, the request will receive the Accumulation Unit value determined at the end of the next Valuation Day.
Nationwide will pay any amounts withdrawn from the Sub-Accounts within seven days after the request is received in good order at the Service Center (see Determining the Contract Value). However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer, or as permitted or required by federal securities laws and rules and regulations of the SEC.
Nationwide is required by state law to reserve the right to postpone payment or transfer of assets from the Fixed Account for a period of up to six months from the date of the withdrawal or transfer request.
Surrender/Withdrawal After Annuitization
After the Annuitization Date, withdrawals other than regularly scheduled annuity payments are not permitted.
Additional Information About Fees
The following tables describe the fees and expenses that a Contract Owner will pay when buying, owning, and surrendering or making withdrawals from the contract. Please refer to the contract specifications page for information about the specific fees the Contract Owner will pay each year based on the options elected.
The first table describes the fees and expenses a Contract Owner will pay at the time the Contract Owner buys the contract, surrenders or makes withdrawals from the contract, or transfers Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Maximum Contingent Deferred Sales Charge ("CDSC") (as a percentage of purchase payments withdrawn)	7%
Range of CDSC over time:
Number of Completed Years from Date of Purchase Payment	0	1	2	3	4	5	6	7+
CDSC Percentage	7%	7%	6%	5%	4%	3%	2%	0%

The next table describes the fees and expenses that a Contract Owner will pay each year during the time that the Contract Owner owns the contract (not including underlying mutual fund fees and expenses). If an optional benefit is elected, an additional charge will be assessed, as shown below.
Annual Contract Expenses
Maximum Administrative Expense[1]	$30
Base Contract Expenses[2] (assessed as an annualized percentage of Daily Net Assets)	1.30%
Optional Benefit Expenses
Optional Death Benefits (assessed as an annualized percentage of Daily Net Assets)
One-Year Enhanced Death Benefit Option Charge	0.20%

Annual Contract Expenses
One-Month Enhanced Death Benefit Option Charge	0.35%
Combination Enhanced Death Benefit III Option Charge[3]	0.65%
Beneficiary Protector II Option Charge (assessed as an annualized percentage of Daily Net Assets4)	0.35%
Living Benefit Options (assessed annually as a percentage of the Current Income Benefit Base5)
Maximum Nationwide Lifetime Income Rider Plus Core Charge	1.50% [6]
Maximum Nationwide Lifetime Income Rider Plus Accelerated Charge	1.50% [6]
Maximum Nationwide Lifetime Income Rider Plus Max Charge	1.50% [6]
Maximum Joint Option for the Nationwide Lifetime Income Rider Plus Core Charge	0.40% [7]
Maximum Joint Option for the Nationwide Lifetime Income Rider Plus Accelerated Charge	0.40% [7]
Maximum Joint Option for the Nationwide Lifetime Income Rider Plus Max Charge	0.40% [7]

[1]	Throughout this prospectus, the Administrative Expense will be referred to as the Contract Maintenance Charge. On each contract's Contract Anniversary, Nationwide deducts the Contract Maintenance Charge if the Contract Value is less than $50,000 on such Contract Anniversary. This charge is permanently waived on a going-forward basis for any contracts valued at $50,000 or more on any Contract Anniversary.
[2]	Throughout this prospectus, the Base Contract Expenses will be referred to as Mortality and Expense Risk Charge and Administrative Charge, as appropriate.
[3]	The Combination Enhanced Death Benefit III Option is only available for contracts with Annuitants age 70 or younger at the time of application.
[4]	In addition to the 0.35% charge assessed to Variable Account allocations, allocations made to the Fixed Account will also be assessed a fee of 0.35% by decreasing the interest credited to amounts allocated to the Fixed Account.
[5]	For information about how the Current Income Benefit Base is calculated, see Determination of the Income Benefit Base Prior to the First Lifetime Withdrawal.
[6]	Currently, the charge associated with the Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, and Nationwide Lifetime Income Rider Plus Max is equal to 1.30% of the Current Income Benefit Base.
[7]	The Joint Option for the Nationwide Lifetime Income Rider Plus Core, Joint Option for the Nationwide Lifetime Income Rider Plus Accelerated, or Joint Option for the Nationwide Lifetime Income Rider Plus Max may only be elected if and when the corresponding optional living benefit (Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, or Nationwide Lifetime Income Rider Plus Max) is elected. Currently, the charge associated with the Joint Option for the Nationwide Lifetime Income Rider Plus Core, Joint Option for the Nationwide Lifetime Income Rider Plus Accelerated, or Joint Option for the Nationwide Lifetime Income Rider Plus Max is equal to 0.30% of the Current Income Benefit Base. This charge is in addition to the charge for the Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, or Nationwide Lifetime Income Rider Plus Max.
The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that the Contract Owner may pay periodically during the life of the contract. A complete list of the underlying mutual funds available under the contract, including their annual expenses, may be found in Appendix A: Underlying Mutual Funds Available Under the Contract.
Annual Underlying Mutual Fund Expenses
	Minimum	Maximum
(Expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets.)	0.41%	4.00%
Example
This Example is intended to help Contract Owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual underlying mutual fund expenses.
The Example assumes:
•	a $100,000 investment in the contract for the time periods indicated;
•	a 5% return each year;
•	the maximum and the minimum annual underlying mutual fund expenses;
•	the most expensive combination of optional benefits available for an additional charge (4.20%).[1]

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If the contract is surrendered at the end of the applicable time period				If the contract is annuitized at the end of the applicable time period				If the contract is not surrendered
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Annual Underlying Mutual Fund Expenses (4.00%)	$1,593	$3,074	$4,426	$7,503	*	$2,574	$4,126	$7,503	$893	$2,574	$4,126	$7,503
Minimum Annual Underlying Mutual Fund Expenses (0.41%)	$1,216	$2,044	$2,870	$5,120	*	$1,544	$2,570	$5,120	$516	$1,544	$2,570	$5,120
*	The contracts sold under this prospectus do not permit annuitization during the first two Contract Years.
[1]	The total Variable Account charges associated with the most expensive allowable combination of optional benefits may be higher or lower depending on whether the Current Income Benefit Base is higher or lower than the Daily Net Assets. For purposes of this table, Nationwide assumes the Current Income Benefit Base is equal to the Daily Net Assets.

Appendix A: Underlying Mutual Funds Available Under the Contract
The following is a list of underlying mutual funds available under the contract. More information about the underlying mutual funds is available in the prospectuses for the underlying mutual funds, which may be amended from time to time and can be found online at https://vpx.broadridge.com/GetContract1.asp?clientid=nwvpx&fundid=63890A173.This information can also be obtained at no cost by calling 1-800-848-6331 or by sending an email request to IASVCTR@nationwide.com. Depending on the optional benefits chosen, access to certain underlying mutual funds may be limited.
The current expenses and performance information below reflects fees and expenses of the underlying mutual funds, but do not reflect the other fees and expenses that the contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Small Cap Stocks	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class B Investment Adviser: AllianceBernstein L.P.	1.08%	3.05%	8.07%	8.48%
Bonds	American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II Investment Adviser: American Century Investment Management, Inc.	0.72%	9.55%	4.64%	3.34%
Mid Cap Stocks	American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class II Investment Adviser: American Century Investment Management, Inc.	1.00%	1.11%	9.2%	10.28%
Large Cap Stocks	American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class II Investment Adviser: American Century Investment Management, Inc.	0.88%	0.83%	8.68%	9.58%
Bonds	BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class III Investment Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock Financial Management, Inc.	0.82%	7.07%	7.6%	6.27%
Bonds	BlackRock Variable Series Funds II, Inc. - BlackRock Total Return V.I. Fund: Class III Investment Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock Financial Management, Inc.	0.83%	8.57%	4.47%	4.07%
Asset Allocation	BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III Investment Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock Investment Management, LLC	1.01%	20.7%	9.17%	6.61%
Bonds	Columbia Funds Variable Series Trust II - Columbia Variable Portfolio - High Yield Bond Fund: Class 2 (formerly, Columbia Funds Variable Series Trust II - Columbia VP High Yield Bond Fund: Class 2) Investment Adviser: Columbia Management Investment Advisors, LLC	0.92%	6.31%	7.11%	6.4%
Small Cap Stocks	Delaware Variable Insurance Product Trust - Delaware VIP Small Cap Value Series: Service Class Investment Adviser: Delaware Management Company, Inc.	1.08%	-2.18%	8.74%	8.38%
Bonds	Eaton Vance Variable Trust - Eaton Vance VT Floating-Rate Income Fund: Initial Class Investment Adviser: Eaton Vance Management	1.20%	2%	4.23%	3.42%

Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
International Stocks	Fidelity Variable Insurance Products - Emerging Markets Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company (FMR)	1.17%	30.88%	15.94%	5.87%
Asset Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company (FMR)	0.70%	12.24%	8.1%	6.77%
Asset Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company (FMR)	0.78%	14.72%	9.7%	7.88%
Asset Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company (FMR)	0.84%	16.64%	11.31%	9.24%
Asset Allocation	Fidelity Variable Insurance Products Fund - VIP Balanced Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company (FMR)	0.73%	22.13%	12.47%	10.1%
Large Cap Stocks	Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company (FMR)	0.86%	30.23%	15.9%	13.23%
Specialty	Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company (FMR)	0.94%	-32.88%	-6.36%	-4.77%
Large Cap Stocks	Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company (FMR)	0.78%	6.44%	10.41%	9.89%
Large Cap Stocks	Fidelity Variable Insurance Products Fund - VIP Growth & Income Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company (FMR)	0.79%	7.59%	11.34%	11.37%
Large Cap Stocks	Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company (FMR)	0.87%	43.55%	21.02%	16.96%
Bonds	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company (FMR)	0.64%	9.16%	5.18%	4.08%
International Stocks	Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company (FMR) Sub-Adviser: FMR Co., Inc. (FMRC), FMR Investment Management (UK) Limited (FMR UK), and other investment advisers serve as sub-advisers for the fund.	1.04%	15.33%	8.98%	6.56%
Specialty	Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company (FMR)	0.91%	-6.79%	3.25%	7.4%

Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Asset Allocation	Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 2 Investment Adviser: Franklin Advisers, Inc.	0.72%	0.69%	6.94%	5.98%
Specialty	Goldman Sachs Variable Insurance Trust - Goldman Sachs Multi-Strategy Alternatives Portfolio: Service Shares Investment Adviser: Goldman Sachs Asset Management, L.P.	1.26%	6.72%	2.69%
International Stocks	Invesco - Invesco V.I. Global Fund: Series II (formerly, Invesco Oppenheimer V.I. Global Fund: Series II) Investment Adviser: Invesco Advisers, Inc.	1.02%	27.34%	14.56%	11.36%
Large Cap Stocks	Invesco - Invesco V.I. Main Street Fund: Series II (formerly, Invesco Oppenheimer V.I. Main Street Fund: Series II) Investment Adviser: Invesco Advisers, Inc.	1.05%	13.69%	12.31%	12.01%
Small Cap Stocks	Invesco - Invesco V.I. Main Street Small Cap Fund: Series II (formerly, Invesco Oppenheimer V.I. Main Street Small Cap Fund: Series II) Investment Adviser: Invesco Advisers, Inc.	1.05%	19.64%	12.59%	11.85%
International Stocks	Invesco Oppenheimer V.I. International Growth Fund: Series II Investment Adviser: Invesco Advisers, Inc.	1.25%	21.04%	8.92%	7.57%
Mid Cap Stocks	Ivy Variable Insurance Portfolios - Mid Cap Growth: Class II Investment Adviser: Ivy Investment Management Company	1.10%	49%	22.57%	15.22%
Asset Allocation	Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares Investment Adviser: Janus Capital Management LLC	0.87%	14.03%	11.53%	9.95%
Bonds	Janus Aspen Series - Janus Henderson Flexible Bond Portfolio: Service Shares Investment Adviser: Janus Capital Management LLC	0.82%	10.25%	4.67%	4.19%
Specialty	Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares Investment Adviser: Janus Capital Management LLC	0.99%	50.73%	29.44%	19.87%
Bonds	JPMorgan Insurance Trust - JPMorgan Insurance Trust Core Bond Portfolio: Class 2 Investment Adviser: J.P. Morgan Investment Management Inc.	0.81%	7.68%	4.04%	3.61%
Bonds	Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC Investment Adviser: Lord, Abbett & Co. LLC	0.72%	7.43%	4.53%	4.22%
Small Cap Stocks	MFS® Variable Insurance Trust - MFS New Discovery Series: Service Class Investment Adviser: Massachusetts Financial Services Company	1.12%	45.58%	22.68%	14.41%
Large Cap Stocks	MFS® Variable Insurance Trust - MFS Value Series: Service Class Investment Adviser: Massachusetts Financial Services Company	0.96%	3.22%	9.86%	10.57%
International Stocks	MFS® Variable Insurance Trust II - MFS International Growth Portfolio: Service Class Investment Adviser: Massachusetts Financial Services Company	1.13%	15.5%	12.48%	7.51%

Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
International Stocks	MFS® Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class Investment Adviser: Massachusetts Financial Services Company	1.15%	20.21%	12.42%	10.87%
International Stocks	MFS® Variable Insurance Trust II - MFS Research International Portfolio: Service Class Investment Adviser: Massachusetts Financial Services Company	1.21%	12.71%	9.34%	5.71%
Mid Cap Stocks	MFS® Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Service Class Investment Adviser: Massachusetts Financial Services Company	1.06%	3.67%	9.47%	10.58%
Specialty	Morgan Stanley Variable Insurance Fund, Inc. - Global Infrastructure Portfolio: Class II Investment Adviser: Morgan Stanley Investment Management Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.12%	-1.43%	8.48%	9.17%
Large Cap Stocks	Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio: Class II Investment Adviser: Morgan Stanley Investment Management Inc.	0.82%	116.76%	33.77%	23.58%
International Stocks	Nationwide Variable Insurance Trust - NVIT AllianzGI International Growth Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Allianz Global Investors U.S. LLC	1.22%	50.76%	15.36%	9.73%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II (formerly, Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II) Investment Adviser: Capital Research and Management Company, Nationwide Fund Advisors	0.94%	12%	10.16%	9.49%
Bonds	Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II (formerly, Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II) Investment Adviser: Capital Research and Management Company, Nationwide Fund Advisors	0.85%	9.21%	4.52%	3.51%
International Stocks	Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II (formerly, Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II) Investment Adviser: Capital Research and Management Company, Nationwide Fund Advisors	1.21%	29.93%	15.79%	12.39%
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II (formerly, Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II) Investment Adviser: Capital Research and Management Company, Nationwide Fund Advisors	1.00%	51.49%	22.27%	16.38%
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II (formerly, Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II) Investment Adviser: Capital Research and Management Company, Nationwide Fund Advisors	0.94%	13.08%	13.49%	12.31%

Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: AQR Capital Management, LLC	1.05%	10.05%	13.61%	12.28%
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class II (formerly, Nationwide Variable Insurance Trust - BlackRock NVIT Equity Dividend Fund: Class II) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	1.05%	3.35%	10.94%	10.31%
International Stocks	Nationwide Variable Insurance Trust - NVIT BlackRock Managed Global Allocation Fund: Class II (formerly, Nationwide Variable Insurance Trust - BlackRock NVIT Managed Global Allocation Fund: Class II) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC and Nationwide Asset Management, LLC	1.17%	14.55%	8.01%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class II Investment Adviser: Nationwide Fund Advisors	1.14%	12.56%	10.08%	8.86%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class II Investment Adviser: Nationwide Fund Advisors	0.99%	9.68%	7.27%	6.3%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class II Investment Adviser: Nationwide Fund Advisors	1.03%	11.47%	8.88%	7.71%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class II Investment Adviser: Nationwide Fund Advisors	0.88%	7.59%	5.23%	4.24%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC	1.02%	5.04%	6.14%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC	1.01%	7.36%	7.57%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC	1.01%	10.69%	8.13%	7.05%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class II Investment Adviser: Nationwide Fund Advisors	1.08%	12.26%	9.54%	8.23%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class II Investment Adviser: Nationwide Fund Advisors	0.95%	9.05%	6.7%	5.68%
International Stocks	Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class Z Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Columbia Management Investment Advisers, LLC	1.15%	5.18%	4.36%	3.23%
Bonds	Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC	0.85%	6.77%	4.75%	3.87%

Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Bonds	Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Neuberger Berman Investment Advisers LLC	0.9%	9.04%	4.78%	3.9%
Bonds	Nationwide Variable Insurance Trust - NVIT DoubleLine Total Return Tactical Fund: Class II (formerly, Nationwide Variable Insurance Trust - DoubleLine NVIT Total Return Tactical Fund: Class II) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: DoubleLine Capital LP	1.00%	3.74%
International Stocks	Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Lazard Asset Management LLC and Standard Life Investments (Corporate Funds) Limited	1.38%	13%	11.62%	2.21%
Bonds	Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (formerly, Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Federated Investment Management Company	0.91%	6.02%	7.54%	6.22%
Bonds	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC	0.70%	6.08%	2.99%	2.53%
Cash	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Federated Investment Management Company	0.49%	0.24%	0.77%	0.38%
International Stocks	Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VIII Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.85%	7.13%	6.88%	4.87%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II Investment Adviser: Nationwide Fund Advisors	0.88%	12.82%	10.53%	9.28%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II Investment Adviser: Nationwide Fund Advisors	0.83%	9.41%	7.24%	6.37%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II Investment Adviser: Nationwide Fund Advisors	0.84%	11.62%	9.14%	7.97%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II Investment Adviser: Nationwide Fund Advisors	0.82%	6.71%	4.81%	4.1%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC	0.79%	4.56%	6.09%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC	0.81%	6.33%	7.57%

Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II Investment Adviser: Nationwide Fund Advisors	0.83%	10.34%	8.2%	7.22%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II Investment Adviser: Nationwide Fund Advisors	0.86%	12.33%	9.83%	8.54%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II Investment Adviser: Nationwide Fund Advisors	0.82%	8.55%	6.48%	5.73%
Bonds	Nationwide Variable Insurance Trust - NVIT iShares® Fixed Income ETF Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.75%	7.12%
International Stocks	Nationwide Variable Insurance Trust - NVIT iShares® Global Equity ETF Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.76%	15.76%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic℠ Multi-Asset Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: J.P. Morgan Investment Management Inc.	0.93%	1.51%
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT J.P. Morgan U.S. Equity Fund: Class II (formerly, Nationwide Variable Insurance Trust - NVIT J.P. Morgan Disciplined Equity Fund: Class II) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: J.P. Morgan Investment Management Inc.	0.94%	25.99%
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Jacobs Levy Equity Management, Inc.	1.06%	29.92%	16.71%	14.03%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Managed American Funds Asset Allocation Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC	0.98%	7.09%	9.12%
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT Managed American Funds Growth-Income Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC	0.97%	6.98%	11.23%
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT Mellon Dynamic U.S. Core Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Mellon Investments Corporation	0.86%	18.53%	16.04%	14.19%
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT Mellon Dynamic U.S. Equity Income: Class Z Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Mellon Investments Corporation	1.01%	1.23%	8.59%	9.41%
Mid Cap Stocks	Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.41%	13.11%	11.89%	11.04%
Mid Cap Stocks	Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: American Century Investment Management, Inc. and Thompson, Siegel & Walmsley LLC	1.03%	-1.14%	7.31%	9.57%

Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Small Cap Stocks	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Invesco Advisers, Inc. and Wellington Management Company, LLP	1.34%	40.51%	18.65%	14.62%
Small Cap Stocks	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Jacobs Levy Equity Management, Inc. and WCM Investment Management, LLC	1.31%	4.95%	7.12%	8.43%
Small Cap Stocks	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Jacobs Levy Equity Management, Inc. and Invesco Advisers, Inc.	1.34%	22.36%	13.15%	10.81%
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class II (formerly, Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class II) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Neuberger Berman Investment Advisers LLC	0.95%	13.4%	14.34%	11.79%
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT Newton Sustainable U.S. Equity Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Newton Investment Management Limited	0.87%	13.34%	11.87%	11.15%
Specialty	Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Wellington Management Company LLP	1.18%	-5.7%	6.07%	7.45%
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.50%	17.85%	14.65%	13.31%
Short-term Bonds	Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC	0.79%	2.83%	2.36%	1.68%
Small Cap Stocks	Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.61%	19.32%	12.78%	10.8%
Mid Cap Stocks	Nationwide Variable Insurance Trust - NVIT Wells Fargo Discovery Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Wells Capital Management, Inc.	1.07%	60.5%	22.52%	15.79%
Asset Allocation	PIMCO Variable Insurance Trust - All Asset Portfolio: Advisor Class Investment Adviser: PIMCO Sub-Adviser: Research Affiliates, LLC	1.38%	7.91%	7.85%	4.54%
Bonds	PIMCO Variable Insurance Trust - Emerging Markets Bond Portfolio: Advisor Class Investment Adviser: PIMCO	1.20%	6.6%	7.64%	5.22%
Bonds	PIMCO Variable Insurance Trust - International Bond Portfolio (Unhedged): Advisor Class Investment Adviser: PIMCO	1.08%	10.66%	5.28%	2.53%

Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Short-term Bonds	PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class Investment Adviser: PIMCO	0.79%	2.89%	1.91%	1.69%
Short-term Bonds	PIMCO Variable Insurance Trust - Short-Term Portfolio: Advisor Class Investment Adviser: PIMCO	0.72%	2.14%	2.17%	1.6%
Bonds	PIMCO Variable Insurance Trust - Total Return Portfolio: Advisor Class Investment Adviser: PIMCO	0.79%	8.54%	4.65%	3.83%
International Stocks	Putnam Variable Trust - Putnam VT International Equity Fund: Class IB Investment Adviser: Putnam Investment Management, LLC Sub-Adviser: The Putnam Advisory Company, LLC	1.11%	12.1%	6.98%	5.43%
International Stocks	Putnam Variable Trust - Putnam VT International Value Fund: Class IB Investment Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited and The Putnam Advisory Company, LLC	1.19%	3.94%	5.35%	3.97%
Large Cap Stocks	Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB (formerly, Putnam Variable Trust - Putnam VT Equity Income Fund: Class IB) Investment Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.82%	5.8%	11.25%	11.6%
Specialty	T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II Investment Adviser: T. Rowe Price Associates, Inc.	1.19%	29.27%	13.77%	19.87%
Specialty	VanEck VIP Trust - Global Resources Fund: Class S (formerly, VanEck VIP Trust - Global Hard Assets Fund: Class S) Investment Adviser: Van Eck Associates Corporation	1.38%	18.83%	5.93%	-3.83%
Specialty	Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class A Investment Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Co.	1.10%	-1.55%	5.83%	8.78%
Small Cap Stocks	Wells Fargo Variable Trust - VT Small Cap Growth Fund: Class 2 Investment Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.18%	57.78%	22.03%	14.83%
*	Amount reflected includes reimbursements and waivers.
Income Benefit Investment Options
Unless the Custom Choice Asset Rebalancing Service is elected, only certain investment options are available to Contract Owners that elect the Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, or Nationwide Lifetime Income Rider Plus Max. The investment options available under each optional living benefit are chosen by Nationwide based on each investment option’s risk characteristics. The permitted investment options are more conservative than those that are not permitted. This helps Nationwide manage its obligation to provide Contract Owners with Lifetime Withdrawals by reducing the likelihood that it will have to make unanticipated payments. By electing an optional living benefit and accepting the limited menu of investment options, Contract Owners may be foregoing investment gains that could otherwise be realized by investing in riskier investment options that are not available under the optional living benefit. Only the investment options shown below are available for election.
Investment Option	Nationwide Lifetime Income Rider Plus Core	Nationwide Lifetime Income Rider Plus Accelerated	Nationwide Lifetime Income Rider Plus Max
Custom Choice Asset Rebalancing Service	X	X	X
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class 2	X	X	X
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class II		X	X
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class II	X	X	X
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class II		X	X
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class II	X	X	X
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class II	X	X	X
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class II	X	X	X
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class II	X	X	X
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class II		X	X
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class II	X	X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II		X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II	X	X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II		X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II	X	X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class II	X	X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class II	X	X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II	X	X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II		X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II	X	X	X
Nationwide Variable Insurance Trust - NVIT Managed American Funds Asset Allocation Fund: Class II	X	X	X
Static Asset Allocation Models - American Funds Managed Moderate Option (40% NVIT - NVIT Managed American Funds Growth-Income Fund, 40% NVIT - NVIT Managed American Funds Asset Allocation Fund and 20% NVIT - NVIT American Funds Bond Fund)	X	X	X

Investment Option	Nationwide Lifetime Income Rider Plus Core	Nationwide Lifetime Income Rider Plus Accelerated	Nationwide Lifetime Income Rider Plus Max
Static Asset Allocation Models - American Funds Moderate Option (40% NVIT American Funds Growth-Income Fund, 40% NVIT American Funds Asset Allocation Fund and 20% NVIT American Funds Bond Fund)	X	X	X
Static Asset Allocation Models – BlackRock Moderate Option (40% NVIT BlackRock Equity Dividend V.I. Fund, 33% NVIT BlackRock Managed Global Allocation Fund and 27% BlackRock Total Return V.I. Fund)	X	X	X
Static Asset Allocation Models - Fidelity® VIP Funds Moderate Option (40% Fidelity VIP Growth & Income Portfolio - Service Class 2, 30% Fidelity VIP Balanced Portfolio - Service Class 2 and 30% Fidelity VIP Investment Grade Bond Portfolio - Service Class 2)	X	X	X
Static Asset Allocation Models - J.P. Morgan Moderate Option (40% NVIT - NVIT J.P.Morgan Disciplined Equity Fund, 40% NVIT - NVIT J.P. Morgan Mozaic℠ Multi-Asset Fund and 20% JPMorgan Insurance Trust Core Bond Portfolio)	X	X	X
Static Asset Allocation Models - Nationwide Variable Insurance Trust iShares Moderate Option (60% Nationwide Variable Insurance Trust - NVIT iShares® Global Equity ETF Fund: Class II and 40% Nationwide Variable Insurance Trust - NVIT iShares® Fixed Income ETF Fund: Class II)	X	X	X

Outside back cover page
This summary prospectus incorporates by reference the prospectus and Statement of Additional Information, both dated [______________], 2021, as amended or supplemented. The Statement of Additional Information may be obtained, free of charge, in the same manner as the prospectus.
Reports and other information about the Variable Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000109061